                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                                     FORM 8-K/A2

                          AMENDMENT TO APPLICATION OR REPORT


                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


                                SBS TECHNOLOGIES, INC.

                                   AMENDMENT NO. 2

                                ----------------------

        The undersigned hereby amends financial statements, exhibits, or other portions of its Current Report on Form 8-K filed December 10, 1997, as set forth in the pages attached hereto.

         Date of Report (Date of earliest event reported):  November 24, 1997




       New Mexico                  1-10981                    85-0359415
------------------------     ---------------------     -----------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)



  2400 Louisiana Blvd, NE  AFC Bldg 5-600    Albuquerque, New Mexico    87110
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip code)




          Registrant's telephone number, including area code:(505) 875-0600
                                                             ---------------

                                SBS TECHNOLOGIES, INC.
                                ----------------------
                                        INDEX
                                        -----



                                                                           PAGE
                                                                           ----

Item 7. Financial Statements and Exhibits                                   4


Pro Forma Consolidated Balance Sheet September 30, 1997                     5


Pro Forma Consolidated Statements of Operations for the year
ended June 30, 1997 and the three months ended September 30, 1997           6


Notes to Pro Forma Consolidated Statements (Unaudited)                      7

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
This Item is amended to add, as Item 7(b), the following financial information:


(b) Pro Forma Financial Information


                     PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                SBS TECHNOLOGIES, INC.
                                     (UNAUDITED)

SBS Technologies, Inc. (the "Company") acquired, on November 24, 1997, for cash, using a portion of the Company's cash reserves, all the outstanding stock of Micro Alliance, Inc. ("Micro Alliance"), a company specializing in the design and manufacture of industrial computer enclosures and systems. The unaudited Pro Forma Consolidated Financial Statements reflect the following: (i) adjustment for the purchase accounting and estimated fair value allocation of the assets acquired and the obligations assumed; (ii) the use of a portion of the Company's cash reserves to acquire Micro Alliance and the reduction of interest income on this cash; and (iii) provision for income taxes as if Micro Alliance had been taxed as a C corporation for the periods presented. The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997 was prepared as if the transaction had occurred on that date. The unaudited Pro Forma Statements of Operations for the 12-month period ended June 30, 1997 and the three-month period ended September 30, 1997 were prepared as if the transaction had occurred on July 1, 1996.

In the opinion of Company management, all adjustments necessary to present fairly such Pro Forma Consolidated Financial Statements have been made based on the terms and structure of the acquisition.

These unaudited Pro Forma Consolidated Financial Statements are not necessarily indicative of what actual results would have been had the transaction occurred at the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company.

These unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the accompanying notes and with the financial statements of the Company and Micro Alliance previously filed with the SEC.

SBS TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED
BALANCE SHEET(UNAUDITED)

                                                     SEPTEMBER 30, 1997                   PRO FORMA
                                                  SBS             MICRO ALLIANCE         ADJUSTMENTS          PRO FORMA
                          ASSETS

CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS                       22,522,476             342,124          (5,742,639)(1)      17,121,961
  RECEIVABLES                                      9,453,496             864,576                              10,318,072
  INVENTORIES                                      8,337,202             519,432                               8,856,634
  DEFERRED INCOME TAX                              1,400,000                 -                                 1,400,000
  PREPAID EXPENSES                                   145,647              11,028                                 156,675
  OTHER CURRENT ASSETS                               292,376                 -                                   292,376
     TOTAL CURRENT ASSETS                         42,151,197           1,737,160          (5,742,639)         38,145,718

PROPERTY AND EQUIPMENT, NET                        3,005,963              33,206                               3,039,169
INTANGIBLE ASSETS:
  PRE-ACQUISITION INTANGIBLE ASSETS, NET          13,649,482                 -                                13,649,482
  EXCESS OF ESTIMATED COST OF ACQUISITION
  OVER THE ESTIMATED FAIR VALUE OF ASSETS
  ACQUIRED                                                                                 4,530,000 (2)       4,530,000

  INTANGIBLE ASSETS, NET                          13,649,482                 -             4,530,000          18,179,482

DEFERRED INCOME TAXES                              4,100,000                 -                                 4,100,000

OTHER ASSETS                                          37,022               6,191                                  43,213

     TOTAL ASSETS                                 62,943,664           1,776,557          (1,212,639)         63,507,582

          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  NOTES PAYABLE TO RELATED PARTIES                 2,862,188                 -                                 2,862,188
  ACCOUNTS PAYABLE                                 1,964,912             372,050                               2,336,962
  ACCRUED REPRESENTATIVE COMMISSIONS                 423,160              46,133                                 469,293
  ACCRUED SALARIES                                   974,022              43,762                               1,017,784
  ACCRUED COMPENSATED ABSENCES                       557,616                 -                                   557,616
  INCOME TAXES                                     1,492,034                 -                                 1,492,034
  OTHER CURRENT LIABILITIES                        1,450,153             101,973                               1,552,126
     TOTAL CURRENT LIABILITIES                     9,724,085             563,918                              10,288,003

STOCKHOLDERS' EQUITY:
  COMMON STOCK                                    44,484,288              70,200             (70,200)(3)      44,484,288
  COMMON STOCK WARRANTS                               82,225                 -                                    82,225
  RETAINED EARNINGS                                8,653,066           1,142,439          (1,142,439)(3)       8,653,066
     TOTAL STOCKHOLDERS' EQUITY                   53,219,579           1,212,639          (1,212,639)         53,219,579

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   62,943,664           1,776,557          (1,212,639)         63,507,582

SBS TECHNOLOGIES, INC
PRO FORMA CONSOLIDATED
STATEMENTS OF OPERATIONS(UNAUDITED)

                                                          YEAR ENDED
                                                           30-Jun-97                                PROFORMA
                                                  SBS             MICRO ALLIANCE         ADJUSTMENTS         COMBINED
REVENUE                                           52,814,568           5,527,037                              58,341,605

COST OF SALES                                     24,910,271           2,903,933                              27,814,204

GROSS PROFIT                                      27,904,297           2,623,104                              30,527,401

S G & A EXPENSES                                  10,223,374           1,360,540                              11,583,914

R & D EXPENSES                                     4,422,152             149,196                               4,571,348

ACQUIRED IN-PROCESS R & D CHARGE                  11,000,000                 -                                11,000,000

AMORTIZATION OF INTANGIBLE ASSETS                  1,504,524                 -               453,000 (4)       1,957,524

OPERATING INCOME                                     754,247           1,113,368            (453,000)          1,414,615

INTEREST INCOME(EXPENSE)                              14,438              17,806            (286,000)(5)        (253,756)

INCOME BEFORE INCOME TAXES                           768,685           1,131,174            (739,000)          1,160,859

INCOME TAXES                                         307,000             452,470 (7)        (295,600)(6)         463,870

NET INCOME                                           461,685             678,704            (443,400)            696,989

COMMON AND COMMON EQUIVALENT SHARES                5,280,221                                                   5,280,221
 OUTSTANDING
INCOME PER COMMON AND COMMON
 EQUIVALENT SHARE (8)                                   0.09                                                        0.13

                                                      THREE MONTHS ENDED
                                                           30-Sep-97                                PROFORMA
                                                  SBS             MICRO ALLIANCE         ADJUSTMENTS         COMBINED
REVENUE                                           16,362,509           1,298,196                              17,660,705

COST OF SALES                                      6,999,721             816,195                               7,815,916

GROSS PROFIT                                       9,362,788             482,001                               9,844,789

S G & A EXPENSES                                   3,456,777             372,791                               3,829,568

R & D EXPENSES                                     1,782,883              52,237                               1,835,120

AMORTIZATION OF INTANGIBLE ASSETS                    449,771                 -               113,250 (4)         563,021

OPERATING INCOME                                   3,673,357              56,973            (113,250)          3,617,080

INTEREST INCOME(EXPENSE)                             238,061               5,046             (71,500)(5)         171,607

INCOME BEFORE INCOME TAXES                         3,911,418              62,019            (184,750)          3,788,687

INCOME TAXES                                       1,584,000              25,118 (7)         (74,824)(6)       1,534,294

NET INCOME                                         2,327,418              36,901            (109,926)          2,254,393

COMMON AND COMMON EQUIVALENT SHARES
 OUTSTANDING                                       5,970,188                                                   5,970,188
INCOME PER COMMON AND COMMON
 EQUIVALENT SHARE (8)                                   0.39                                                        0.38

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS (UNAUDITED)


1.   Adjustment to cash consists of the following:
         Purchase price plus acquisition costs              (5,742,639)

2.   Excess of estimated cost of acquisition over
       the fair value of assets acquired:
         Purchase price plus acquisition costs               5,742,639
         Less Micro Alliance net assets                     (1,212,639)
                                                            -----------

         Goodwill                                            4,530,000

3.   Elimination of Micro Alliance historical stockholders' equity.

4. Amortization of intangible assets for the year ended June 30, 1997 and the three month period ended September 30, 1997 of $453,000 and $113,250 respectively. Amortization has been computed utilizing a ten year life.

5. Reduction of interest income for the year ended June 30, 1997 and the three month period ended September 30, 1997 of $286,000 and $71,500, respectively.

6. Change in income tax resulting from charges to income due to increased amortization of intangible assets and reduction of interest income.

7. Micro Alliance income tax when taxed as a C Corporation at an assumed 40% effective income tax rate for the year ended June 30, 1997 and an assumed 40.5% effective income tax rate for the period ended September 30, 1997.

8. The Company's earnings per common and common equivalent share are based on the weighted average shares of common stock and, if dilutive, common equivalent shares (options and warrants) outstanding during the period.

                            SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             SBS TECHNOLOGIES, INC.



Date:  January 21, 1998                 By: /s/  J.E. Dixon
                                           ----------------------------
                                        James E. Dixon, Vice President
                                        Finance & Administration